Provision for reclamation (Tables)	12 Months Ended
Aug. 31, 2025
Provision For Reclamation
Disclosure of reconciliation of changes in intangible assets and goodwill [text block]

	For the year ended August 31,
	2025	2024
Balance at beginning of year	$1,091	$833
(Decrease) increase in estimate for provision for reclamation	(240)	486
Change in discount rate	159	(336)
Accretion of provision for reclamation (Notes 21 and 26)	141	108
Total amount	$1,151	$1,091